Amedisys, Inc. www.amedisys.com NASDAQ: AMED April 2006 EXHIBIT 99.1

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking
statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and
Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its
management should be considered in light of those factors.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on Medicare home nursing
• Strong internal growth
• Demonstrated ability to identify and integrate acquisitions
• Proven operating model
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President in 2004
- General Health Systems; Arthur Andersen
•
Gregory H. Browne*- Chief Financial Officer
- Joined Amedisys as CFO in 2002
- CEO for PeopleWorks, Ramsay Health Care, Ramsay-HMO
*Announcement of  intention to resign made on 2/23/06

Corporate Overview
• Leading provider of home nursing services
• 241 locations primarily in the southern United States
• Services include skilled nursing and therapy
• Medicare accounts for > 90% of revenue
• Hospice care accounts for ~ 7% of revenue

CON State
Non-CON State

Amedisys
Home Health Services

5 Our Locations • Largest home nursing provider in the southern United States - 229 home nursing locations - 12 hospice locations 12 13 11 24 55 37 15 3 37 16 1 5 April 2006 1 4 5 2

Our Strategy
• Focus on Medicare-eligible patients
• Develop and deploy specialized nursing programs
• Expand disease management capabilities
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform

• Home health
care is a $62.8
billion industry
• Home nursing
is the largest
segment in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports,  CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 7,500 Medicare-certified nursing agencies
• Most are single site or small regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility- and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
• Increased prevalence of chronic and co-morbid conditions

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong recent internal growth in Medicare admissions
- Approximately 17% for Q1 2006
• Internal growth being driven by:

Acquisition Strategy
Disciplined approach
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for internal growth
• Target hospital-based and multi-site agencies

Recent Acquisitions
SC 1 Loris Conway Health Care Services April 2006
NC 1 Davidson County November 2005
AR, OK Hulbert Therapy Services January 2006
OK 7 ASAP Home Health January 2006
Tennessee 2 St. Thomas Health Services June 2005
KY, IN, OH, TN 9 SpectraCare Home Health Services August 2005
Virginia 2 NCare August 2005
TN, FL, KY, VA, IN 66* Housecall Medical Resources July 2005
Mississippi 1 Covington County Hospital May 2005
*Includes nine hospice locations
Location Locations Prior Ownership Date

CON State
Non-CON State

Amedisys
Home Health Services

13 Acquisition…Housecall Medical Resources 4 30 29 2 1

14 Acquisition…Housecall Medical Resources $6.5 Estimated Synergies $11.5 TTM Adjusted EBITDA $103.0 TTM Revenue $106.8 Purchase Price Transaction Summary $ in Millions

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization
- Real time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care trial currently underway

Comprehensive Compliance Program
Local Level
•
Clinical Nurse Review of
Assessments
•
Standardized Care Plans
•
Physician Review/Approval
•
Monthly Audits
Regional Level
•
Unannounced Compliance &
Billing Audits
•
Regional Directors Resolve
Errors
Corporate Level
•
Semiannual
Clinical/Compliance Reviews
•
Compliance Review of Metric
Variances
•
Compliance Manager Site
Visits
•
Compliance Training for all
Employees
•
Compliance Concerns Hotline
•
Annual Sarbanes-Oxley Audit

Medicare Prospective Payment System
• Implemented in October 2000
• Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
- Reviewed and updated annually
• Encourages efficient delivery of care

18 Medicare Reimbursement • Outlook for 2006 - Market basket freeze - Rural add-on: 5% - CBSA based wage index • Outlook for 2007 - Market basket - Case mix weighting - Therapy threshold

19 Financial Highlights • Increasing revenue • Expanded margins • Strong cash flow • EPS growth • Solid balance sheet

Annual Financial Results
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
$ millions, except per share data
Year-over-year growth
Fully-diluted EPS
Percentage of revenue
EBITDA
Percentage of revenue
Operating income
Percentage of revenue
Gross margin
Year-over-year growth
Net revenue
24.5% 81.9%
$1.88 $1.51
15.3% 16.8%
$58.5 $38.1
13.1% 14.7%
$50.1 $33.4
57.3% 57.7%
$218.5 $131.0
68.0% 59.4%
$381.6 $227.1
2005 2004

Quarterly Financial Results
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
$ millions, except per share data
3/31/06 3/31/05
Fully-diluted EPS
Percentage of revenue
EBITDA
Percentage of revenue
Operating income
Percentage of revenue
Gross margin
Quarter-over-Quarter growth
Net revenue
$0.45 $0.45
12.0% 18.8%
$15.3 $13.2
10.0% 16.3%
$12.7 $11.5
56.1% 59.5%
$71.4 $41.9
80.7% 48.8%
$127.2 $70.4
Three Months Ended

Net Revenue
• Revenue of $381.6 million
in 2005
• Year-over-year increase
of 68.0%
• Revenue of $127.2 million
1Q 2006
• Quarter-over-quarter increase
of 80.7%
• Continued strong internal growth
• Completed Housecall acquisition
• Continued deployment of
specialty programs
Year-Over-Year Revenue
($ millions)
$0
$100
$200
$300
$400
$500
2001 2002 2003 2004 2005
Quarterly Revenue
($ millions)
$0
$20
$40
$60
$80
$100
$120
$140
Q1 Q2 Q3 Q4
2005
2006

EBITDA
• EBITDA of $58.5 million
for 2005
• Year-over-year increase of
53.5%
• EBITDA of $15.3 million
1Q 2006
• Quarter-over-quarter
increase of 15.9%
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
Year-Over-Year EBITDA
($ millions)
$0
$10
$20
$30
$40
$50
$60
$70
2001 2002 2003 2004 2005
Quarterly EBITDA
($ millions)
$0
$10
$20
Q1 Q2 Q3 Q4
2005
2006

Earnings Per Share
• Fully-diluted EPS of $1.88
for 2005
• Year-over-year increase of
24.5%
• Fully diluted EPS of $0.45
for 1Q 2006
*Results exclude nonrecurring and one-time charges
Year-Over-Year EPS
$0.00
$0.50
$1.00
$1.50
$2.00
2001* 2002* 2003 2004 2005
Quarterly EPS
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q1 Q2 Q3 Q4
2005
2006

Capitalization Summary
March 31, 2006
Cash and cash equivalents
$9,500
Total debt and capital lease obligations 61,000
Total stockholders' equity
202,900
Total capitalization $263,900
$ in thousands

26 $520 million $2.25-$2.35 16.4 million Guidance Net Revenue Diluted EPS Diluted Shares May 2006 FY 2006

Investment Highlights
• Large, growing and fragmented industry
• Focus on Medicare home nursing
• Strong internal growth
• Demonstrated ability to identify and integrate acquisitions
• Proven operating model
• Experienced management team

Investor Information
www.amedisys.com
You may find the following items located in the “Investors”
section of our web site
• Investor Presentation
• Press Releases (since 2002)
• SEC Filings
• Annual Report
• Analyst Coverage
• Executive Profiles
• Investor Fact Sheet
• Email Alert Sign Up

Contact Information
Larry Graham
President/COO
Amedisys, Inc.
11100 Mead Road, Suite 300
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9624
lgraham@amedisys.com
Brian Ritchie
Noonan Russo,
A division of Euro RSCG Life PR
200 Madison Avenue, 7
th
Floor
New York, NY 10016
Office – 212.845.4269
Fax – 212.845.4260
Brian.Ritchie@eurorscg.com